United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 1, 1997


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


    Nova Scotia, Canada                   1-3793                 98-0085412
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


            Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E.,
                        Calgary, Alberta, Canada T2P 1G2
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.  Other Events

          Effective September 30, 1997, Mr. Charles J. Horne resigned as a director of the Company primarily for health related reasons. On October 1, 1997, Mr. Timothy L. Largay was elected to fill the vacancy created by Mr. Horne's resignation.

         A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)  Exhibits

               (99)  Additional Exhibits

                     (a)  Press release of the registrant dated October 1, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CANADA SOUTHERN PETROLEUM LTD.
                                                           (Registrant)



                                                  By /s/ M. A. Ashton
                                                         M. A. Ashton
                                                         President


Date:  October 1, 1997